Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE

Evergy Announces Appointment of Two New Board Members

Kansas Business Executives Dean Newton and Jon Rolph to join Evergy Board of Directors

KANSAS CITY, MO., September 24, 2024 – Evergy, Inc. (NASDAQ: EVRG) today announced that Dean Newton and Jon Rolph will join Evergy’s Board of Directors. Newton’s board appointment will be effective Oct. 15, 2024 and Rolph’s appointment will be effective Jan. 1, 2025.

Newton serves as the president and chief executive officer of Delta Dental of Kansas, the largest dental insurance carrier in Kansas. Headquartered in Wichita, Kan., Delta Dental of Kansas and its subsidiary, Surency Life & Health Insurance Co., offer a suite of health and insurance products in more than 30 states. Newton has a successful track record of leadership, results, employee engagement and innovation. During his tenure, Delta Dental of Kansas has been recognized as National Company of the Year for insurance and has received national and local recognition for innovation and corporate culture.

In addition to his role at Delta Dental of Kansas, Newton serves as president and chief executive officer of Surency. Newton is also a former member of the Kansas House of Representatives. He began his career as an attorney at Sonnenschein Nath & Rosenthal, LLP.

Newton is active in both the Kansas City and Wichita communities, including serving as a board member for the Wichita and Greater Kansas City Chambers of Commerce, the Kansas Chamber of Commerce, the Greater Kansas City Community Foundation, the Kansas City Area Development Council and the United Way of Greater Kansas City.

In addition to his current role as chair of the Board of Directors at Surency Health, Newton previously served on the Board of Directors for CommunityAmerica Credit Union, where he served as the board chair for several years and helped lead the development of CommunityAmerica’s long-term strategic plan.

“Dean Newton’s expertise and strategic insight demonstrated in multiple executive roles positions him well for Evergy’s Board of Directors,” said David Campbell, Evergy’s chairman, president and chief executive officer. “His experience leading a successful regulated business through an evolving business landscape will bring important insight as we navigate significant growth and change in the energy sector over the next decade.”

Rolph serves as the chief executive officer of Thrive Restaurant Group, which owns and operates more than 190 restaurants in more than 15 states. Headquartered in Wichita, Kan., Thrive is the nation’s second-largest Applebee’s franchise and has a portfolio of restaurants including Carlos O’Kelly’s, HomeGrown, Modern Market, BakeSale and Qdoba. He has held several key leadership positions to help guide and operationalize the company’s impressive growth trajectory over his 22-year career at the company, including restaurant-level chief operating officer, vice president of administration and marketing, and his current role as chief executive officer.

Rolph is active in civic and community leadership in Kansas and has served on the boards of several local and national organizations, including the Wichita Children’s Home, United Way of the Plains, the Wichita Metro Chamber of Commerce, Chairman of Visioneering Wichita, Baylor Collaborative on Hunger and Poverty, the Center for Combating Human Trafficking, and the Wichita Metro YMCA boards.

NEWS RELEASE FOR IMMEDIATE RELEASE

His current board memberships and affiliations include roles as vice chairman of the Greater Wichita Partnership, director of INTRUST Bank, chairman of Centralized Supply Chain Services, chairman of the Applebee’s Franchise Business Council, and vice chairman of the Kansas Board of Regents.

“Jon Rolph brings more than two decades of business leadership to Evergy’s Board of Directors, with a demonstrated track record of driving results and growth at Thrive Restaurant Group,” Campbell said. “His familiarity and leadership in Wichita and our region will also be of tremendous value to our board of directors, shareholders and customers.”

“We have a generational opportunity for economic development in our service territory. Maximizing that opportunity is a key part of our strategy. Dean and Jon are both well-known and well-respected business and civic leaders in our region, and today’s announcement reflects Evergy’s commitment to regional expertise and perspectives on our board,” Campbell continued. “We are excited to add them both as directors, and we look forward to their contributions.”

Newton will serve on the board’s Operations Committee and Rolph will serve on the Finance Committee.

About Evergy

Evergy, Inc. (NASDAQ: EVRG), serves 1.7 million customers in Kansas and Missouri. Evergy’s mission is to empower a better future. Our focus remains on producing, transmitting and delivering reliable, affordable, and sustainable energy for the benefit of our stakeholders. Today, about half of Evergy’s power comes from carbon-free sources, creating more reliable energy with less impact to the environment. We value innovation and adaptability to give our customers better ways to manage their energy use, to create a safe, diverse and inclusive workplace for our employees, and to add value for our investors. Headquartered in Kansas City, our employees are active members of the communities we serve.

For more information about Evergy, visit us at www.evergy.com.

Forward Looking Statements

Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to Evergy’s strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of legislative efforts and regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; target emissions reductions; and other matters relating to expected financial performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Evergy Companies are providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and the extent to which counterparties are willing to do business with, finance the operations of or purchase energy from the Evergy Companies due to the fact that the Evergy Companies operate coal-fired generation; prices and availability of electricity and natural gas in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of future pandemic health events on, among other things, sales, results of operations, financial position, liquidity and cash flows, and also on operational issues, such as supply chain issues and the availability and ability of the Evergy Companies’ employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations (RTO) and independent system operators; financial market conditions and performance, disruptions in the banking industry, including volatility in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of physical and cybersecurity breaches, criminal activity, terrorist attacks, acts of war and other disruptions to the Evergy Companies’ facilities or information technology infrastructure or the facilities and infrastructure of third party service providers on which the Evergy Companies rely; impact of geopolitical conflicts on the global energy market, including the ability to contract for non-Russian sourced uranium; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; impacts of tariffs; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to the Evergy Companies’ ability to attract and retain qualified personnel, maintain satisfactory relationships with their labor unions and manage costs of, or changes in, wages, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence Evergy’s strategic plan, financial results or operations; the impact of changing expectations and demands of the Evergy Companies’ customers, regulators, investors and stakeholders, including heightened emphasis on environmental, social and governance concerns; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. You should also carefully consider the information contained in the Evergy Companies’ other filings with the Securities and Exchange Commission (SEC). Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Evergy Companies with the SEC. New factors emerge from time to time, and it’s not possible for the Evergy Companies to predict all such factors, nor can the Evergy Companies assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Gina Penzig

Director, Corporate Communications

Phone: 785-508-2410

Gina.Penzig@evergy.com

Media line: 888-613-0003

Courtney Lewis

Sr. Communications Manager, Media

Phone: 816-878-9650

Courtney.Lewis@evergy.com

Media line: 888-613-0003

Investor Contact: Pete Flynn Director, Investor Relations Phone: 816-652-1060 Peter.Flynn@evergy.com